UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

TF Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24168	74-2705050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Penns Trail Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 579-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TF FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN REPORT

Section 8 - Other Events

Item 8.01. Other Events.

On February 3, 2009, the Registrant issued a press release to announce that it had declined to participate in the U.S. Treasury Department's Troubled Asset Relief Capital Purchase Program (TARP). The Registrant was recently notified that it had been preliminarily approved for TARP. After careful consideration, however, the Board of Directors and senior management of the Registrant decided that the Registrant would not participate in the TARP. The Registrant filed an application with the Office of Thrift Supervision to participate voluntarily in the TARP on November 14, 2008.

For further information, please see the copy of the press release furnished herewith as Exhibit 99 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits:

         Exhibit 99--Press Release dated February 3, 2009

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TF Financial Corporation
Date: February 3, 2009	By:	/s/ KENT C. LUFKIN Kent C. Lufkin President and Chief Executive Officer (Duly Authorized Representative)